497(e)
                                                                       333-31131

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The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED JUNE 15, 2002 TO THE CURRENT ACCUMULATOR SELECT (2002 PORTFOLIO) PROSPECTUS
--------------------------------------------------------------------------------

This supplement modifies certain information in the above-referenced Prospectus. Unless otherwise indicated, all other information in the Prospectus remains unchanged.

SUBJECT TO STATE APPROVAL, CHANGES NOTED IN SECTION A OF THIS SUPPLEMENT ARE APPLICABLE. IN PENNSYLVANIA, WHERE APPROVAL IS PENDING, THE CHANGE NOTED IN SECTION B OF THIS SUPPLEMENT APPLIES UNTIL SUCH TIME AS APPROVAL IS RECEIVED.

Section A
---------

(1) In "Contract features and benefits" under "Owner and annuitant requirements," the first paragraph is deleted in its entirety and replaced with the following paragraph:

      Under NQ contracts, the annuitant can be different than the owner. We do not permit partnerships or limited liability corporations to be owners. We also reserve the right to prohibit availability of this contract to other non-natural owners. Only natural persons can be joint owners.

(2) In "Contract features and benefits" under "Allocating your contributions," please note the following changes:

      (a) Under "Self-directed allocation," the following sentence is added after the second sentence:

           No more than 25% of any contribution may be allocated to the guaranteed interest option.

      (b) Under "General dollar cost averaging" the first sentence of the first paragraph is deleted in its entirety and replaced with the (b) following sentence:

           If your value in the EQ/Alliance Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options.

(3) In "Transferring your money among investment options" under "Transferring your account value," the following bullets are inserted after the third bullet:

      o During the first contract year, transfers into the guaranteed interest option are not permitted.

      o After the first contract year, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day.

(4) In "Payment of the death benefit" under "Beneficiary continuation option," the following sentence is added after the second sentence in the first paragraph:

      Certain trusts with only individual beneficiaries will be treated as individuals.

(5) In "Tax information" under "Taxation of nonqualified annuities" under "contract earnings," the following bullet is added after the third bullet:

      o if the owner is other than an individual.

Section B
---------

In Pennsylvania, to the extent that changes in Section A are not yet applicable (pending state approval), the following applies:

(1) In "Contract features and benefits" under "How you can purchase and contribute to your contract," in the first paragraph immediately following the chart, the following sentence is added after the first sentence:

      We currently do not accept initial contributions in excess of $100,000.


IM- 02-20 Supp                                                    Cat no. 129614

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